EXHIBIT 99.1
AUDIT COMMITTEE CHARTER
SILVERGRAPH INTERNATIONAL, INC.
(Adopted June 26, 2006)
Purpose
To assist the Board of Directors (the “Board”) of Silvergraph International, Inc. (the “Company”) in fulfilling its oversight responsibilities for the financial reporting process, the system of internal control, the audit process, and the Company’s process for monitoring compliance with laws and regulations, the code of conduct and the code of ethics.
Authority
The Audit Committee (the “Committee”) has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:
•	Appoint, compensate, and oversee the work of any registered public accounting firm employed by the organization;

•	Resolve any disagreements between management and the auditor regarding financial reporting;

•	Pre-approve all auditing and non-audit services;

•	Retain independent counsel, accountants, or others to advise the Committee or assist in the conduct of an investigation;

•	Seek any information it requires from employees—all of whom are directed to cooperate with the Committee’s requests—or external parties;

•	Meet with company officers, external auditors, or outside counsel, as necessary.
Composition
The Committee will consist of at least three members of the Board. The Board or its nominating committee will appoint Committee members and the Committee chair.
The initial members of the Committee will not satisfy the independence and financial literacy requirements of all applicable laws and regulations and the rules of The NASDAQ Stock Market. Within one year from the date hereof, however, the Board or its nominating committee will appoint members to replace the initial members, each of whom will satisfy the independence and financial literacy requirements of all applicable laws and regulations and rules of the NASDAQ Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission. At least one member shall be designated as the “audit committee financial expert,” as defined by applicable legislation and regulation. No member of the Committee shall be removed except by majority vote of the independent directors then in office.

Meetings
The Committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting, in person or via tele-conference or video-conference. The committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will hold private meetings with auditors (see below) and executive sessions. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.
Responsibilities
The Committee will carry out the following responsibilities:
Financial Statements
•	Review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental areas, and recent professional and regulatory pronouncements, and understand their impact on the financial statements.

•	Review and discuss with management and the external auditors the Company’s critical accounting policies and the reasonableness of significant estimates and judgments used by management in the preparation of the Company’s financial statements.

•	Review with management and the external auditors the results of the audit, including any difficulties encountered.

•	Review the annual audited financial statements, consider whether they are complete, consistent with information known to committee members, and reflect appropriate accounting principles, and recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K.

•	Review other sections of the annual report before release and consider the accuracy and completeness of the information.

•	Review with management and the external auditors all matters required to be communicated to the committee under generally accepted auditing standards.

•	Understand how management develops interim financial information, and the nature and extent of internal and external auditor involvement.

•	Review interim financial reports with management and the external auditors before filing with regulators, and consider whether they are complete and consistent with the information known to committee members.

•	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.
Internal Control
•	Consider the effectiveness of the Company’s internal control system, including information technology security and control.

•	Understand the scope of internal and external auditors’ review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.
Internal Audit
•	Review with management and the chief audit executive the charter, plans, activities, staffing, and organizational structure of the internal audit function.

•	Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement, or dismissal of the chief audit executive.

•	Review the effectiveness of the internal audit function, including compliance with The Institute of Internal Auditors’ Standards for the Professional Practice of Internal Auditing.

•	On a regular basis, meet separately with the chief audit executive to discuss any matters that the committee or internal audit believes should be discussed privately.
External Audit
•	Review the external auditors’ proposed audit scope and approach, including coordination of audit effort with internal audit.

•	Review the performance of the external auditors, and exercise final approval on the appointment or discharge of the auditors.

•	Review and confirm the independence of the external auditors by obtaining statements from the auditors on relationships between the auditors and the Company, including non-audit services, and discussing the relationships with the auditors.

•	On a regular basis, meet separately with the external auditors to discuss any matters that the Committee or auditors believe should be discussed privately.
Compliance
•	Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance.

•	Review the findings of any examinations by regulatory agencies, and any auditor observations.

•	Review the process for communicating the code of conduct and code of ethics to appropriate Company personnel, and for monitoring compliance therewith.

•	Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Receive and review summary reports of complaints received by the designated independent accounting, internal accounting controls or auditing matters complaint receipt company and any other communications from the complaint receipt company or Code Compliance Officer.

•	Obtain regular updates from management and Company’s legal counsel regarding compliance matters and any legal or regulatory matters that may have a material impact on the Company’s financial statements.
Reporting Responsibilities
•	Regularly report to the Board about Committee activities, issues, and related recommendations.

•	Provide an open avenue of communication between internal audit, the external auditors, and the Board.

•	Review any other reports the Company issues that relate to Committee responsibilities.

•	Prepare the Committee Report required to be included in the Company’s annual proxy statement.
Other Responsibilities
•	Perform other activities related to this charter as requested by the Board.

•	Institute and oversee special investigations as needed.

•	Review and assess the adequacy of the Committee charter annually, requesting Board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

•	Review and approve all related party transactions.

•	Confirm annually that all responsibilities outlined in this charter have been carried out.

•	Evaluate the Committee’s and individual members’ performance on a regular basis.
June 26, 2006